Exhibit 99.1
Trinity Industries, Inc. Association for Corporate Growth Dallas, Texas October 2007

Forward Looking Statements This presentation contains "forward looking statements" as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity's Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made.

Trinity's History Trinity started as a small butane tank manufacturing company and was incorporated in 1933 The Company went public in 1958, diversified into a variety of metal products during the 1960s and 1970s, and was listed on the NYSE in 1972 (Ticker: TRN) Trinity grew its market leadership positions in the 1980s and 1990s Today, Trinity owns a diversified group of industrial manufacturing companies and has a current market capitalization of $3 billion

Trinity Today is a Multi-Industry Company - Financials are Reported in 5 Segments Trinity's businesses manufacture infrastructure products and provide services: Note: Revenue and Operating Profit percentages for Last Twelve Months Ended June 30, 2007 for outside revenues. Note: Revenue and Operating Profit percentages for Last Twelve Months Ended June 30, 2007 for outside revenues.

Trinity's Businesses Today are Market Leaders Trinity's Rail Group Largest manufacturer of railcars in North America Largest railcar axle manufacturer in North America Largest railcar coupler manufacturer in North America Trinity's Rail Leasing and Management Services Group Leading provider of railcar leasing and management services Trinity's Construction Products Group Largest full-line highway guardrail and crash cushion manufacturer in the U.S. Leading producer of concrete and aggregates in Texas Trinity's Energy Equipment Group Largest manufacturer of structural wind towers in the U.S. Leading full-line LPG tank manufacturer in North America Trinity's Inland Barge Group Largest barge manufacturer in the U.S. Largest fiberglass hopper barge cover manufacturer in the U.S.

Trinity is a Highly Successful Cyclical Growth Company Notes: (1) 2002-2006 are reported on a calendar year basis and discontinued operations, for the Company's European business and Fittings business, have been removed. (2) Years prior to 2001 represent a fiscal year ended in March and discontinued operations, for the Company's European business and Fittings business, have not been removed. business and Fittings business, have not been removed. business and Fittings business, have not been removed. business and Fittings business, have not been removed. business and Fittings business, have not been removed. business and Fittings business, have not been removed.

Trinity's Rail and Barge Businesses Have Been Highly Cyclical The events of September 11th caused a significant decrease in capital goods spending in the U.S. Industry Shipments 1998 75685 1999 74223 2000 55791 2001 34260 2002 17714 2003 32184 2004 47801 2005 69759 2006 75619 Industry Shipments 1998 915 1999 946 2000 844 2001 723 2002 656 2003 321 2004 597 2005 365 2006 740

Trinity Experienced a Full Seven-Year Cycle in Revenues 1999 2000 2001 2002 2003 2004 2005 2006 2003 2869.3 2132 1766.5 1268.9 1260 1965 2709.71 3218.9 Trinity's revenue decreased by $1.6 billion over three years Trinity's revenue increased by $1.9 billion over three years Notes: (1) 2002-2006 are reported on a calendar year basis and discontinued operations have been removed. (2) 1999-2001 have been adjusted to a calendar year basis from historical fiscal year quarters and discontinued operations have not been removed.

Trinity's Segments Have All Shown Revenue Growth Construction Barge Leasing Energy Rail Growth 0.57 1.51 1.66 2.01 2.79

Trinity Has Been Taking Steps to Minimize the Effects of Cyclicality Establish long-term financing structure - 14 transactions over the last 7 years Expand railcar leasing business Aggressively expand Mexico manufacturing capacity Enhance operational excellence and manufacturing flexibility Drive portfolio synergies Grow wind tower manufacturing business to largest in the U.S. Conduct numerous portfolio enhancements Negotiate multi-year agreements with barge customers Trinity has always dedicated resources to short-term opportunities and long-term shareholder enhancements:

Trinity Has Executed Numerous Long-Term Financing Transactions in the Last Few Years Corporate Railcar Leasing June 2002 Trinity Rail Leasing Trust II Non-Recourse Lease Warehouse Facility $200,000,000 August 2007 Trinity Rail Leasing Trust II Non-Recourse Lease Warehouse Facility Renewed and Upsized $400,000,000 August 2004 Trinity Rail Leasing IV L.P. Non-Recourse Leveraged Lease (Sale-Lease back) $157,168,913 Debt $55,083,487 Equity June 2007 TRIP Rail Leasing LLC TRIP Rail Holdings LLC Private Investor Pool $1,190,000,000 Debt $245,000,000 Equity November 2003 Trinity Rail Leasing III L.P. Non-Recourse Leveraged Lease (Sale-Lease back) $182,125,835 Debt $52,342,515 Equity July 2001 Trinity Rail Leasing I L.P. Non-Recourse Leveraged Lease (Sale-Lease back) $151,241,346 Debt $47,712,341 Equity May 2006 Trinity Rail Leasing V L.P. Non-Recourse Asset Backed Securities $355,000,000 August 2003 Trinity Rail Leasing Trust II Non-Recourse Lease Warehouse Facility Renewed and Upsized $300,000,000 February 2002 2002-1 Pass Through Trust Secured Notes $170,000,000 August 2005 Trinity Rail Leasing Trust II Non-Recourse Lease Warehouse Facility Renewed and Upsized $375,000,000 March 2004 61/2% Senior Notes due 2014 Senior Debt $300,000,000 June 2006 3 7/8% Convertible Subordinated Notes due 2036 Convertible Subordinated Debt $450,000,000 April 2005 Corporate Credit Facility Renewal of Secured Bank Line $350,000,000 June 2002 Corporate Credit Facility Secured Bank Line $425,000,000 4 Transactions 10 Transactions

Trinity's Railcar Lease Fleet is Growing Aggressively Trinity added $620 million of railcars to its fleet in 2006 and expects to add another $525-$575 million (net) in 2007 - over $1 billion in two years At June 30, 2007: Trinity's lease fleet totaled 34,670 railcars, an increase of 299% since 2000, representing over $2.0 billion of leasing capital expenditures Trinity had $1.0 billion, or approximately 12,600 cars in its backlog dedicated to its internal lease fleet 3/00 3/01 12/01 12/02 12/03 12/04 12/05 12/06 6/07 2003 8684 11830 13280 15098 18599 20313 24877 30553 34670 CAGR of 21.0% 8,700 cars 34,670 cars

Trinity's Unique Manufacturing Flexibility Creates Value Trinity's Unique Manufacturing Flexibility Creates Value Trinity's Unique Manufacturing Flexibility Creates Value Trinity's Unique Manufacturing Flexibility Creates Value Trinity's manufacturing flexibility enhances its opportunistic approach Quick response to market changes and customer needs Resources directed toward highest and best use Manufacturing flexibility across business lines LPG Tanks Tankcars Wind Towers We always dedicate resources to improving our operational flexibility

Trinity's Wind Tower Business Has Seen Significant Growth We have built our wind tower business by converting facilities 2003 2004 2005 2006 LTM 6/07 Revenues 1 11 67 138 177.4

Trinity Continuously Generates Synergies Across Its Businesses Networking Customer Relationships Internal Sourcing of Components & Sub- Assemblies INTERNALLY GENERATED SYNERGIES Centralized Cost Savings Continued Transition to Low Cost Facilities Sharing Best Practices in Manufacturing Technologies

Trinity Has an Excellent Competitive Position in Mexico Trinity Has an Excellent Competitive Position in Mexico Trinity Has an Excellent Competitive Position in Mexico Over five decades of in-country operating experience Multiple plants in Mexico - over 4,000 employees Trinity's significant manufacturing capacity in Mexico continues to grow Very strong logistics network in place - 1,000 truckloads crossing the border per month Provides benefits across multiple product lines: Trinity expects to produce 50 railcars per day in Mexico during 2007 Trinity expects to produce over 160,000 propane tanks in Mexico in 2007 Trinity is currently producing wind towers in Mexico and is constructing a new wind tower facility - will add 180,000 square feet to current footprint 1.9 million square feet of manufacturing capacity in Mexico

Trinity Continues to Enhance its Portfolio Trinity has added: Key assets to its concrete and aggregates business in Texas and surrounding states Asphalt assets to its portfolio A guardrail business with an acquisition Manufacturing facilities in Mexico Trinity has sold Non-operating plants and facilities Non-core businesses, such as its weld pipe fittings business Underperforming businesses, such as its European rail operations and certain concrete operations Trinity will continue to pursue a variety of growth opportunities

Trinity's Financial Metrics Have Been Improving 2004 2005 2006 LTM 06/07 Revenues 1965 2709.7 3218.9 3366.2 2004 2005 2006 LTM 06/07 EBITDA 98.3 294.5 500.2 552.6 2004 2005 2006 LTM 06/07 EPS -0.25 1.44 2.72 3.01 2004 2005 2006 LTM 06/07 ROE -0.012 0.079 0.178 0.165

Trinity's Key Differentiator is its Employees Committed to our market leadership positions Highly Competent Resourceful Operationally Flexible Very Responsive Hardworking Extremely Loyal Down to Earth Trustworthy Trinity's employees are the key to our success Trinity's employees are the key to our success

Trinity's Has an Enormous Amount of Positive Momentum Occurring as a Company Record revenues, profits, and margins Strong backlogs in rail, barge, and wind towers Ability to build and/or convert facilities to meet market demand Significant capacity in Mexico Platform for portfolio expansion through organic growth and acquisitions

Trinity Industries, Inc. Association for Corporate Growth October 2007